                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998

[MORNINGSTAR RATINGS LOGO]

SEEKING CAPITAL APPRECIATION THROUGH THE
USE OF AGGRESSIVE INVESTMENT TECHNIQUES

KEMPER AGRESSIVE GROWTH FUND

                                      "... As aggressive-growth stock investors,
                                           we recognize that over the long-term,
                                   volatility can also yield opportunities. ..."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
15
REPORT OF INDEPENDENT AUDITORS
16
FINANCIAL STATEMENTS
18
NOTES TO FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED SEPTEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                       (8.67%)
CLASS B                                       (9.30%)
CLASS C                                       (9.29%)
LIPPER CAPITAL APPRECIATION CATEGORY AVERAGE* (8.08%)
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/98   9/30/97
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE
    GROWTH FUND CLASS A              $10.98    $12.60
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE
    GROWTH FUND CLASS B              $10.83    $12.52
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE
    GROWTH FUND CLASS C              $10.84    $12.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER AGGRESSIVE GROWTH
 FUND RANKINGS AS OF 9/30/98*
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER CAPITAL APPRECIATION CATEGORY

                CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
    1-YEAR
                #117 OF       N/A       #121 OF
               238 FUNDS               238 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE YEAR ENDED SEPTEMBER 30, 1998, KEMPER AGGRESSIVE GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN       $0.55     $0.55     $0.55
--------------------------------------------------------------------------------

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND INCLUDING OPERATION AS A NON-DIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS, AND FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS AND TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORT- FOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER AGGRESSIVE GROWTH FUND IN THE SMALL-CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

TERMS TO KNOW

BEAR MARKET A period of generally declining stock prices.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than one billion dollars) may present the potential for greater growth than larger more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore present greater risk to capital.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1997 AND HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND LEAD PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

[BURSHTAN PHOTO]

DAVID H. BURSHTAN JOINED SCUDDER KEMPER INVESTMENTS IN SEPTEMBER 1995. HE IS A SENIOR VICE PRESIDENT AND A MEMBER OF SCUDDER KEMPER'S GLOBAL EQUITY GROUP AS WELL AS PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. BURSHTAN RECEIVED HIS B.A. DEGREE IN ECONOMICS FROM BROWN UNIVERSITY AND HIS M.B.A. DEGREE IN FINANCE FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


THE PAST FISCAL YEAR HAS BEEN AN EXTREMELY CHALLENGING ENVIRONMENT FOR STOCK INVESTING. LEAD PORTFOLIO MANAGER KURT STALZER TAKES A LOOK AT SOME OF THE FACTORS THAT IMPACTED THE FUND'S PERFORMANCE, AND DISCUSSES THE STRATEGIES HE FOLLOWED TO HOLD THE FUND ON COURSE WITH ITS PEERS.

Q      TO BEGIN, COULD YOU PROVIDE US WITH A BRIEF OVERVIEW OF THE MARKET
CLIMATE?

A      Uncertainty and volatility were the key themes of the past year. In large part, I think that the uncertainty can be traced to the changing, increasingly global investment frontier. In this evolving global economy, investors must now evaluate and address the consequences of international issues more thoroughly, and often find themselves in unfamiliar territory.
  Uncertainty and volatility established a foothold fairly soon after the start of the fiscal year. On October 27, 1997, doubts about the economic stability of several Southeast Asian nations cast a shadow of uncertainty across our domestic markets, and the U.S. stock market fell 7 percent in a single day. The floundering Asian economies triggered profound concerns about the strong domestic economic growth we had enjoyed during the last four years: To what extent would gross domestic product be impacted by a softer demand for exports? How would domestic earnings be influenced by cheaper imports?

  At least initially, the markets bounced back rapidly from the correction. The bailout plans developed by the International Monetary Fund gave investors renewed hope, as did the strong earnings posted by many domestic companies. As 1997 ended, the markets were rocketing upward, in a rally that continued through the first quarter of 1998.

  This ebullience was not to be long-lived, however. Concerns about Asia's impact on domestic stocks had been lurking in the shadows of the enthusiastic rally, and returned to the forefront by summer. Already extremely edgy, investors responded frantically to the Russian debt crisis and reports about Latin America's potential economic weakness. In the wake of the Russian default, the markets plunged in August.

Q      HOW DID INVESTORS RESPOND IN THIS TURBULENT ENVIRONMENT?

A      In the uncertain market climate, jittery investors began to flock to companies that seemed to offer safe haven: large, domestic-oriented companies with predictable, stable earnings. Liquidity became paramount. Companies with perceived minimal susceptibility to Asia's woes were rewarded. A firm's perceived ability to generate a steady stream of earnings carried far more cache than underlying values.

  Indeed, the rally that we saw in the middle of the year was not broad-based. Mega-cap domestic names were the market leaders, while small-company stocks and those with international exposure trailed in performance. Investors were too nervous to give any second chances, and abandoned stocks that fell short of earnings expectations. This trend continued throughout the second half of the fiscal year, as investors bestowed their favor on an increasingly limited group of mega-cap stocks. Earnings disappointments were punished more than usual with panicked selling, and the prices of many smaller and more-aggressive stocks dropped.

PERFORMANCE UPDATE

Q      HOW DID THE FUND PERFORM IN THIS TURBULENT MARKET CLIMATE?

A      Kemper Aggressive Growth Fund was down 8.67 percent (Class A shares, unadjusted for any sales charges) for the one-year period ending September 30, 1998. In comparison, the fund's benchmark, the Russell 3000 Index, gained 4.64 percent. The fund's performance was more closely in line with its peer group average, however. For the one-year period ended September 30, 1998, the Lipper capital appreciation category average was down 8.08 percent.

  In the semiannual report (March 31, 1998) we noted that the fund was performing solidly, outpacing the category average by nearly six percentage points. So, in the second half of the year, we gave up our gains, and then some.

  We recognize that a loss of any magnitude can be disheartening. Even if the fund's performance is closely in line with its peers, we don't like it when the fund falters and shareholders lose money. However, we take confidence from the historical performance of aggressive growth stocks. While these stocks can dip more than more conservative equities, they often have the potential to rise more rapidly as well. Over the past year, the markets have been particularly challenging, but as aggressive-growth stock investors, we recognize that over the long-term, volatility can also yield opportunities.

Q      HOW DO YOU INVEST WHEN THE MARKETS ARE AS TURBULENT AS THEY HAVE BEEN?

A      We strive to adhere to our growth-at-a-reasonable-price discipline in all market environments, including volatile ones. We're not interested in finding the next investment fad or concept. Instead, we want to invest in sensibly priced stocks of companies that show sustainable above-average earnings growth potential for at least a two- to five-year time horizon. To find these companies, we research, scrutinize and evaluate a multitude of factors. Using qualitative and quantitative analysis, we monitor the growth trends of stocks and sectors, stock prices, industry growth expectations and company balance sheets. Our goal is to use these criteria, as well as many others, to hone in on companies that offer innovative products or services, occupy a niche market, or have minimum competition.

Q      COULD YOU HIGHLIGHT SOME INSTANCES WHERE YOUR STOCK SELECTION CRITERIA
PROVED ADVANTAGEOUS?

A      Many of our health care stocks contributed good performance. We found many reasonably priced stocks that met our criteria, and overweighted the fund's allocation relative to the Russell 3000 index. Within the health care arena, we've preferred device and product companies over service firms, prompted by concerns that a shifting regulatory outlook could negatively impact service stocks. Safeskin and ResMed are two stocks that embody the traits we seek, and both posted nice gains for the fund. Safeskin, a stock we had held through much of the fiscal year but not part of the portfolio as of 9/30/98, is a leading producer of powder free surgical gloves, the preferred choice of physicians. ResMed is a stock we back with considerable conviction -- it is a large holding in the fund. ResMed develops products to treat sleep apnea. Both stocks dominate a niche, have excellent records, and are underfollowed by the market.

  The fund also garnered returns from McKesson, a producer and distributor of pharmaceuticals and healthcare products. McKesson is a standout among large-cap stocks, offering highly predictable 25 percent earnings growth. That's amazing for a company of its size. McKesson displays great innovations in its applications of technology to meet routine hospital needs in a more cost-efficient manner.

  We found a profitable niche play in Profit Recovery Group International which was not part of the portfolio as of 9/30/98. This firm provides auditing services, monitoring the bills that large companies receive from their suppliers. Profit Recovery collects fees when it uncovers instances that its clients have been billed incorrectly. It's the largest firm in a surprisingly lucrative market.

  Also, we've been very happy with Concord Communications. Similar to the other firms I discussed, Concord Communications may not be a well-recognized name, but it offers innovation, a dominant industry presence, and strong earnings growth potential. Concord Communications creates software that allows companies to monitor their computer networks' service levels and traffic. Concord Communications also provides solutions for increased network efficiency, which help clients to significantly cut costs.

Q      WHAT DID NOT PERFORM AS WELL AS EXPECTED?

A      The fund's technology stake suffered in the wake of the Asian economic crisis. We started to reduce our technology exposure after the October 27, 1997 correction, but we did not pare back

PERFORMANCE UPDATE

aggressively enough. Energy stocks also clipped the fund's gains. We had been a bit early in thinking that these stocks had bottomed out: commodity prices dropped further than we had anticipated, and we didn't react quickly enough. The fund was also hindered to an extent by its positions in transportation, rail and trucking stocks. Fortunately, the fund's exposure to stocks in these three sectors was modest.

  Among specific stocks, we had some less-than-successful performers. Within the fund's financial services stake, Sirrom Capital was a noteable disappointment. Sirrom is involved in extending credit to small businesses, and was battered as the result of poor loan quality and funding issues.

  Within the fund's technology stocks, Computer Associates and Tecnomatix Technologies also put a damper on returns. Computer Associates, a large-cap software company, had built up a great track record. Unfortunately, it fell short of its earnings expectations. Meanwhile, Tecnomatix suffered as a result of decreased demand for its computer-aided production engineering software, intensified competition and difficulties with a new product launch.

  And while health care generally had a positive impact on performance, Dura Pharmaceutical didn't make the grade. Slowing sales of its drug Ceclor, and the firm's decision to change its distribution network mid-stream served to undermine the market's confidence in the company's growth potential.

Q      DID THE EMOTIONAL MARKET CLIMATE PRESENT DIFFICULTIES FOR YOUR STRICT
INVESTMENT DISCIPLINE?

A      Our valuation discipline kept out some high-flying stocks, such as
Internet plays. The market showered some of these companies with favor. Regardless, we don't feel that those stocks have yet shown the sustainable earnings growth potential that we seek. In short, momentum investing has been having some success lately, but we think our price-conscious approach is more prudent over the long-term.

  Also, the market's fixation on mega-cap companies created an inhospitable climate for initial public offerings (IPOs). As the stream of IPOs dried up, we were left with fewer stocks to consider.

Q      HOW DID THE FUND'S ALLOCATION AMONG SMALL-, MID- AND LARGE-CAP STOCKS
IMPACT PERFORMANCE?

A      Because we seek reasonably valued companies with high earnings growth rates, the portfolio is weighted towards small-cap stocks. Throughout the year, the fund generally held about half of its assets in small-cap names, a third in mid-cap names, and the remainder in large-caps.

  During the past year, this preference for small-cap stocks hampered the fund's short-term gains. Because small-caps have less liquidity and often have shorter track records, they have suffered the sting of an emotional market's disfavor more than their large-cap counterparts. In the uncertain market climate, investors have been less willing to take chances.

  Nonetheless, we believe that small-cap stocks account for the majority of the better long-term aggressive growth opportunities. We don't feel comfortable trying to predict exactly when the tide will turn, but experience has taught us that attractively valued stocks with strong earnings growth will persevere over the long haul.

Q      AS THE FUND BEGINS A NEW YEAR, WHERE ARE YOU UNCOVERING ATTRACTIVE
OPPORTUNITIES?

A      Because they have limited foreign exposure and good potential for sustainable growth, we expect that consumer nondurable stocks will remain an important theme. Our research continues to lead us to attractively valued high-growth-potential stocks in a variety of subsectors, including broadcasting and retailing. Within the retail subsector, we're particularly interested in chains that cater to young people, rather than high-end retail chains. When it comes to shopping, teens are less likely than adults to postpone a spree because of recessionary concerns. Also, we're keeping our eye on restaurant stocks -- the prices of many have corrected, and we're finding interesting ideas in the casual dining segment.

  Within the technology sector, we're looking for stocks that have already been through the worst and may now be seeing the tide turn their way. For instance, the prices of many semiconductor and

PERFORMANCE UPDATE

semiconductor-related stocks have stopped declining, even though their earnings may continue to drop. That combination may be a signal that these stocks have already gone through their bear market. We feel that innovative contract manufacturers may benefit from large technology companies' increased out-sourcing needs. In contrast, we're more cautious of software and information technology stocks. In a slowing economy, firms will likely divert what money they do have for Year 2000 consulting work, rather than for new software and information technology projects.

  We are keeping an eye out for emerging prospects within energy stocks, as well. Within the oil service and drilling industries, there could be some good growth stocks out there, and the prices are much more attractive than they were at the beginning of the year.

Q      HOW DO YOU FEEL ABOUT THE PROSPECTS FOR AGGRESSIVE GROWTH STOCK
INVESTING?

A      Small-cap stocks are as cheap as they've been in nearly twenty years, and we feel that this bodes well for our aggressive-growth focus. Also, if the market's recent slide was actually a discounting of a recession, the outlook for small caps could improve.

  That said, investors will have to be patient. The uncertainty that has shaped the markets has not yet been resolved. Until the liquidity issues and international concerns abate, aggressive growth funds will face added challenges. Nonetheless, we believe that carefully selected aggressive growth stocks offer long-term investors very good potential. Aggressive growth opportunities are out there; we just have to trust our disciplines and hold tight.

 PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                         1-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH FUND CLASS A                -13.93%       7.87%      (since 12/31/96)
 ......................................................................................................
    KEMPER AGGRESSIVE GROWTH FUND CLASS B                -11.90        9.14       (since 12/31/96)
 ......................................................................................................
    KEMPER AGGRESSIVE GROWTH FUND CLASS C                -9.29        10.79       (since 12/31/96)
 ......................................................................................................

[LINE GRAPH] KEMPER U.S. MORTGAGE FUND CLASS A

                          Kemper
                        Aggressive                  Standard &
                          Growth                     Poors 500
                        Fund Class      Russell        Stock
                            A1        3000 Index'     Index"
12/31/96                    9425         10000         10000
3/31/97                     9236         10086         10270
                           11071         11776         12059
                           12500         12875         12961
12/31/97                   12571         13177         13332
                           14130         12660         15187
                           14089         12889         15687
9/30/98                    11417         11447         14130

[LINE GRAPH] KEMPER U.S. MORTGAGE FUND CLASS B

                          Kemper
                        Aggressive                  Standard &
                          Growth                     Poors 500
                        Fund Class      Russell        Stock
                            A1        3000 Index'     Index"
12/31/96                 10000.00     10000.00      10000.00
3/31/97                   9778.95     10086.00      10270.00
                         11694.70     11776.00      12059.00
                         13179.00     12875.00      12961.00
12/31/97                 13222.20     13177.00      13332.00
                         14855.60     12660.00      15187.00
                         14767.30     12889.00      15687.00
9/30/98                  11652.90     11447.00      14130.00

[LINE GRAPH] KEMPER U.S. MORTGAGE FUND CLASS C

                          Kemper
                        Aggressive                  Standard &
                          Growth                     Poors 500
                        Fund Class      Russell        Stock
                            A1        3000 Index'     Index"
12/31/96                   10000         10000         10000
3/31/97                     9779         10086         10270
                           11705         11776         12059
                           13189         12875         12961
12/31/97                   13233         13177         13332
                           14867         12660         15187
                           14778         12889         15687
9/30/98                    11964         11447         14130

  PAST PERFORMANCE IS NOT A GUARANTEE OF
  FUTURE RESULTS. INVESTMENT RETURNS AND
  PRINCIPAL VALUES WILL FLUCTUATE SO
  THAT SHARES, WHEN REDEEMED, MAY BE
  WORTH MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURES NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC) IS 4%.
  CLASS C SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  (CDSC) OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. AVERAGE
  ANNUAL TOTAL RETURN REFLECTS
  ANNUALIZED CHANGE WHILE TOTAL RETURN
  REFLECTS AGGREGATE CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER AGGRESSIVE GROWTH
    FUND TO THE INDICES, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGES ARE REFLECTED
    IN THE PERFORMANCE OF THE INDICES.

 +THE RUSSELL 3000 INDEX IS AN UNMANAGED
  INDEX COMPRISED OF 3000 OF THE LARGEST
  CAPITALIZED U.S. DOMICILED COMPANIES
  WHOSE COMMON STOCKS TRADE IN THE U.S.
  THIS PORTFOLIO OF SECURITIES
  REPRESENTS APPROXIMATELY 98 PERCENT OF
  THE INVESTABLE U.S. EQUITY MARKET.

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS TOWERSDATA.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on September 30, 1998, and on September 30, 1997.

                                  [BAR GRAPH]

                                   KEMPER AGGRESSIVE                  KEMPER AGGRESSIVE
                                      GROWTH FUND                        GROWTH FUND
                                      ON 9/30/98                         ON 9/30/97
CONSUMER NON-DURABLES                   30.6%                              29.4%

HEALTH CARE                             27.6%                              14.5%

TECHNOLOGY                              18.2%                              24.9%

TELECOMMUNICATIONS                      10.0%                               0.0%

CAPITAL GOODS                            4.8%                              14.0%

FINANCE                                  4.4%                               7.4%

ENERGY                                   1.6%                               2.1%

CONSUMER DURABLES                        1.5%                               1.4%

TRANSPORTATION                           1.3%                               4.6%

BASIC INDUSTRIES                         0.0%                               1.7%

A COMPARISON WITH THE RUSSELL 3000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Aggressive Growth Fund represented on September 30, 1998 compared to the industry sectors that make up the fund's benchmark, the Russell 3000 Index.

                                  [BAR GRAPH]

                                   KEMPER AGGRESSIVE                  RUSSELL 3000 INDEX
                                      GROWTH FUND                         ON 9/30/98
                                      ON 9/30/98
CONSUMER NON-DURABLES                   30.6%                              19.9%

HEALTH CARE                             27.6%                              12.8%

TECHNOLOGY                              18.2%                              16.3%

TELECOMMUNICATIONS                      10.0%                              10.6%

CAPITAL GOODS                            4.8%                               7.9%

FINANCE                                  4.4%                              18.2%

ENERGY                                   1.6%                               6.8%

CONSUMER DURABLES                        1.5%                               2.4%

TRANSPORTATION                           1.3%                               1.2%

BASIC INDUSTRIES                         0.0%                               3.9%

* THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 3000 OF THE LARGEST CAPITALIZED U.S. DOMICILED COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. THIS PORTFOLIO OF SECURITIES REPRESENTS APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 21.0 percent of the fund's total net assets on September 30, 1998


                      HOLDINGS                                                                      PERCENT
--------------------------------------------------------------------------------------------------------

1.          XOMED SURGICAL                Producer of surgical products relating to the ears, nose  2.5%
            PRODUCTS                      and throat.
--------------------------------------------------------------------------------------------------------

2.          PROFIT RECOVERY GROUP         A provider of accounts payable and other audit recovery   2.2%
            INTERNATIONAL                 services to retailers and other transaction intensive
                                          companies.
--------------------------------------------------------------------------------------------------------

3.          CONCORD COMMUNICATIONS        Developer and marketer of software solutions for          2.2%
                                          computer networks.
--------------------------------------------------------------------------------------------------------

4.          VENTANA MEDICAL SYSTEMS       Manufacturer and marketer of systems that automate        2.1%
                                          medical tests for analyzing cells and tissues on
                                          microscope slides, for the diagnosis and treatment of
                                          cancer.
--------------------------------------------------------------------------------------------------------

5.          REGIS                         The largest owner of small-based hair and retail product  2.1%
                                          salons in the world.
--------------------------------------------------------------------------------------------------------

6.          MAPICS                        Global provider of open enterprise applications and       2.0%
                                          services for industrial and distribution companies using
                                          mid-range and personal computers.
--------------------------------------------------------------------------------------------------------

7.          TECH DATA                     Distributor of computer related hardware products such    2.0%
                                          as printers, terminals, computers, and local area
                                          networks and application and operating systems software.
--------------------------------------------------------------------------------------------------------

8.          BIOMET                        Designer, manufacturer and marketer of surgical           2.0%
                                          implants, orthopedic support devices and hospital supply
                                          products.
--------------------------------------------------------------------------------------------------------

9.          QUINTILES                     A full service contract organization providing clinical,  2.0%
            TRANSNATIONAL                 preclinical and toxicology services to pharmaceutical
                                          and biotechnology companies.
--------------------------------------------------------------------------------------------------------

10.         PROTECTIVE LIFE               Through its subsidiaries, a provider of group life and    1.9%
                                          health insurance, individual life insurance, guaranteed
                                          investment contracts and annuities.
--------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

Portfolio of Investments at September 30, 1998

(DOLLARS IN THOUSANDS)


            COMMON STOCKS                                                             NUMBER OF SHARES    VALUE
CAPITAL GOODS--4.3%                      Applied Power, Inc.                               21,200        $   579
                                         (a)Casella Waste Systems, Inc.                    14,300            486
                                         (a)Solectron Corp.                                11,200            538
                                         ---------------------------------------------------------------------------
                                                                                                           1,603
--------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.6%                (a)Cinar Films, Inc.                              27,400            491
                                         (a)Consolidated Graphics, Inc.                    13,000            494
                                         (a)Education Management Corp.                     19,400            689
                                         (a)Guitar Center, Inc.                            18,500            347
                                         Harley-Davidson, Inc.                             13,000            382
                                         (a)ITT Educational Services, Inc.                 16,900            541
                                         (a)Men's Wearhouse                                25,500            440
                                         (a)Morton's Restaurant Group, Inc.                 9,100            196
                                         Pittway Corp.                                     29,600            707
                                         (a)Profit Recovery Group International,
                                           Inc.                                            26,400            825
                                         Royal Caribbean Cruises                           11,800            313
                                         Select Appointments Holdings, ADR                 19,300            335
                                         Sylvan Learning Systems, Inc.                     22,000            514
                                         (a)United Rentals, Inc.                           11,742            281
                                         ---------------------------------------------------------------------------
                                                                                                           6,555
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%                  (a)Tower Automotive, Inc.                         25,600            506
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.0%                  Albertson's, Inc.                                 11,800            639
                                         (a)American Italian Pasta Co.                     18,000            472
                                         Dayton Hudson Corp.                               11,800            422
                                         (a)Dollar Tree Stores, Inc.                       12,500            391
                                         Ecolab, Inc.                                      17,400            495
                                         Regis Corp.                                       24,400            769
                                         Whole Foods Market                                12,500            527
                                         ---------------------------------------------------------------------------
                                                                                                           3,715
--------------------------------------------------------------------------------------------------------------------
ENERGY--1.4%                             Halliburton Co.                                   19,000            543
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
FINANCE--4.0%                            American Express Co.                               4,500            349
                                         American General Corp.                             6,500            415
                                         Protective Life Corp.                             20,000            720
                                         ---------------------------------------------------------------------------
                                                                                                           1,484

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
            COMMON STOCKS                                                             NUMBER OF SHARES    VALUE
HEALTH CARE--24.8%                       ADAC Laboratories                                 11,000        $   264
                                         (a)Arterial Vascular Engineering, Inc.            16,800            622
                                         (a)Biogen, Inc.                                   10,000            658
                                         Biomet, Inc.                                      21,500            746
                                         (a)Hanger Orthopedic Group, Inc.                  23,300            434
                                         McKesson Corp.                                     5,000            458
                                         (a)Medicis Pharmaceutical Corp.                   10,500            416
                                         (a)Ocular Sciences, Inc.                          11,800            248
                                         (a)Province Healthcare Co.                        21,100            719
                                         (a)QuadraMed Corp.                                16,900            340
                                         (a)Quintiles Transnational Corp.                  17,000            744
                                         (a)Renal Care Group, Inc.                         21,000            538
                                         (a)ResMed, Inc.                                    8,100            421
                                         (a)Serologicals Corp.                             16,650            418
                                         (a)STERIS Corp.                                   18,800            531
                                         Ventana Medical Systems, Inc.                     43,300            779
                                         Xomed Surgical Products, Inc.                     22,600            929
                                         ---------------------------------------------------------------------------
                                                                                                           9,265
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.3%                        (a)BMC Software, Inc.                              8,900            535
                                         (a)Cisco Systems                                   4,950            306
                                         (a)Concord Communications, Inc.                   20,300            807
                                         (a)Concord EFS, Inc.                              18,500            477
                                         (a)Cotelligent Group, Inc.                        25,000            439
                                         (a)Legato Systems, Inc.                            7,500            385
                                         (a)MAPICS, Inc.                                   34,300            757
                                         (a)Mercury Interactive Corp.                      14,500            575
                                         (a)Segue Software, Inc.                           32,900            543
                                         (a)Sterling Commerce, Inc.                        15,000            519
                                         (a)Tech Data Corp.                                15,000            751
                                         ---------------------------------------------------------------------------
                                                                                                           6,094
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--8.9%                 (a)CBS Corp.                                      11,200            272
                                         (a)Crown Castle International Corp.               30,000            289
                                         (a)Hearst-Argyle Television, Inc.                 10,000            334
                                         (a)Heftel Broadcasting Corp.                      10,000            377
                                         (a)Jacor Communications, Inc.                      8,800            445
                                         (a)MCI WorldCom, Inc.                             13,500            660
                                         (a)Outdoor Systems, Inc.                          26,100            509
                                         (a)Univision Communications, Inc.                 15,400            458
                                         ---------------------------------------------------------------------------
                                                                                                           3,344
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.2%                     Kansas City Southern Industries                   13,000            455
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--89.9%
                                         (Cost: $33,155)                                                  33,564
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                               PRINCIPAL AMOUNT                           VALUE
MONEY MARKET                             Yield--5.45% to 5.86%
INSTRUMENTS--13.4%
                                         Due--October 1998
                                         ConAgra, Inc.                                    $ 1,000        $   999
                                         E.I. du Pont de Nemours & Co.                      2,000          1,997
                                         Enron Corp.                                        1,000          1,000
                                         Goldman Sachs Group, L.P.                          1,000            999
                                         ---------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--13.4%
                                         (Cost: $4,995)                                                    4,995
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--103.3%
                                         (Cost: $38,150)                                                  38,559
                                         ---------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(3.3)%                  (1,227)
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $37,332
                                         ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security

Based on the cost of investments of $38,150,000 for federal income tax purpose at September 30, 1998, the gross unrealized appreciation was $3,103,000, the gross unrealized depreciation was $2,694,000 and the net unrealized appreciation on investments was $409,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER AGGRESSIVE GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Aggressive Growth Fund as of September 30, 1998, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period from December 31, 1996 (commencement of operations) to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Aggressive Growth Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 31, 1996 to September 30, 1998, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998

(IN THOUSANDS)

 ASSETS
Investments, at value
(Cost: $38,150)                                                 $38,559
-----------------------------------------------------------------------
Cash                                                                459
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                1,508
-----------------------------------------------------------------------
  Fund shares sold                                                  162
-----------------------------------------------------------------------
  Reimbursement from advisor                                         76
-----------------------------------------------------------------------
  Dividends                                                           3
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 40,767
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Investments purchased                                           3,349
-----------------------------------------------------------------------
  Fund shares redeemed                                               21
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             48
-----------------------------------------------------------------------
  Other                                                              17
-----------------------------------------------------------------------
    Total liabilities                                             3,435
-----------------------------------------------------------------------
NET ASSETS                                                      $37,332
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $40,460
-----------------------------------------------------------------------
Accumulated net realized loss on investments                     (3,537)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                          409
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $37,332
-----------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($21,040 / 1,916 shares outstanding)                           $10.98
-----------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                    $11.65
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($13,575 / 1,254 shares outstanding)                           $10.83
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,717 / 251 shares outstanding)                              $10.84
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1998

(IN THOUSANDS)

 INVESTMENT INCOME
  Interest                                                      $   161
-----------------------------------------------------------------------
  Dividends                                                          54
-----------------------------------------------------------------------
    Total investment income                                         215
-----------------------------------------------------------------------
Expenses:
  Management fee                                                     98
-----------------------------------------------------------------------
  Distribution services fee                                          83
-----------------------------------------------------------------------
  Administrative services fee                                        61
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            235
-----------------------------------------------------------------------
  Professional fees                                                  23
-----------------------------------------------------------------------
  Shareholder reports                                                24
-----------------------------------------------------------------------
  Trustees' fees and other                                            5
-----------------------------------------------------------------------
    Total expenses before expense waiver                            529
-----------------------------------------------------------------------
Less expenses waived by investment manager                          107
-----------------------------------------------------------------------
    Total expenses after expense waiver                             422
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (207)
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on sales of investments                      (3,498)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (1,141)
-----------------------------------------------------------------------
Net loss on investments                                          (4,639)
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(4,846)
-----------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                                        DECEMBER 31, 1996
                                                                YEAR ENDED                     TO
                                                               SEPTEMBER 30,              SEPTEMBER 30,
                                                                   1998                       1997
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment loss                                             $  (207)                      (41)
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         (3,498)                      729
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (1,141)                    1,550
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (4,846)                    2,238
---------------------------------------------------------------------------------------------------------
Distribution from net realized gain on investments                   (722)                       --
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       31,291                     9,271
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       25,723                    11,509
---------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                11,609                       100
---------------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $37,332                    11,609
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Aggressive Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             From November 1, 1997 through September 30, 1998, the Fund incurred approximately $3,544,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the year ended September 30, 1998, the Fund incurred management fees as follows:

                             Base fee                               $107,000
                             Performance adjustment                   (9,000)
                                                                    --------
                             Total fees                             $ 98,000
                                                                    ========

                             Scudder Kemper agreed to waive certain operating expenses of the Fund. Under this agreement, Scudder Kemper waived operating expenses of $107,000 for the year ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                            COMMISSIONS          ALLOWED BY KDI
                                                                            RETAINED BY   ----------------------------
                                                                                KDI       TO ALL FIRMS   TO AFFILIATES
                                                                            -----------   ------------   -------------
                                       Year ended September 30, 1998          $32,000       323,000          5,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                          DISTRIBUTION FEES
                                                                       (AFTER EXPENSE WAIVER)        COMMISSIONS AND
                                                                              AND CDSC            DISTRIBUTION FEES PAID
                                                                           RECEIVED BY KDI           BY KDI TO FIRMS
                                                                       -----------------------    ----------------------
                                       Year ended
                                       September 30, 1998                      $63,000                   363,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                    ASF PAID BY
                                                                                  THE FUND TO KDI         ASF PAID BY
                                                                              (AFTER EXPENSE WAIVER)     KDI TO FIRMS
                                                                              -----------------------    -------------
                                       Year ended
                                       September 30, 1998                             $3,000                80,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $209,000 for the year ended September 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1998, the Fund made no payments to its officers and incurred trustees fees of $1,000 to independent trustees.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $73,072

                             Proceeds from sales                          45,435

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                                   DECEMBER 31, 1996
                                                                            YEAR ENDED                     TO
                                                                        SEPTEMBER 30, 1998         SEPTEMBER 30, 1997
                                                                       --------------------       --------------------
                                                                       SHARES       AMOUNT        SHARES       AMOUNT
                                        SHARES SOLD
                                        Class A                        1,734        $21,823         766        $ 7,757
                                       -------------------------------------------------------------------------------
                                        Class B                        1,096         13,857         379          3,908
                                       -------------------------------------------------------------------------------
                                        Class C                          239          3,009         144          1,404
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                           35            399          --             --
                                       -------------------------------------------------------------------------------
                                        Class B                           22            251          --             --
                                       -------------------------------------------------------------------------------
                                        Class C                            5             59          --             --
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                         (373)        (4,746)       (276)        (2,723)
                                       -------------------------------------------------------------------------------
                                        Class B                         (172)        (2,248)        (47)          (508)
                                       -------------------------------------------------------------------------------
                                        Class C                          (88)        (1,113)        (53)          (567)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                           21            279           5             60
                                       -------------------------------------------------------------------------------
                                        Class B                          (22)          (279)         (5)           (60)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                          $31,291                    $ 9,271
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                               YEAR         DECEMBER 31, 1996
                                               ENDED                TO
                                           SEPTEMBER 30,      SEPTEMBER 30,
                                               1998                1997
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $12.60               9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.02)              (.02)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.05)              3.12
-------------------------------------------------------------------------------
Total from investment operations               (1.07)              3.10
-------------------------------------------------------------------------------
Less distribution from net realized gain         .55                 --
-------------------------------------------------------------------------------
Net asset value, end of period                $10.98              12.60
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  (8.67)%            32.63
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                   1.25%              1.49
-------------------------------------------------------------------------------
Net investment loss                             (.42)%             (.35)
-------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                        1.46%                --
-------------------------------------------------------------------------------
Net investment loss                             (.63)%               --
-------------------------------------------------------------------------------

                                                         CLASS B
                                               YEAR         DECEMBER 31, 1996
                                               ENDED                TO
                                           SEPTEMBER 30,      SEPTEMBER 30,
                                               1998                1997
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $12.52                9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.04)               (.08)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.10)               3.10
-------------------------------------------------------------------------------
Total from investment operations               (1.14)               3.02
-------------------------------------------------------------------------------
Less distribution from net realized gain         .55                  --
-------------------------------------------------------------------------------
Net asset value, end of period                $10.83               12.52
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  (9.30)%             31.79
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                   2.12%               2.41
-------------------------------------------------------------------------------
Net investment loss                            (1.29)%             (1.27)
-------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                        2.81%                 --
-------------------------------------------------------------------------------
Net investment loss                            (1.98)%                --
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                         CLASS C
                                               YEAR         DECEMBER 31, 1996
                                               ENDED                TO
                                           SEPTEMBER 30,      SEPTEMBER 30,
                                               1998                1997
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $ 12.53               9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            (.04)              (.07)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       (1.10)              3.10
-------------------------------------------------------------------------------
Total from investment operations                (1.14)              3.03
-------------------------------------------------------------------------------
Less distribution from net realized gain          .55                 --
-------------------------------------------------------------------------------
Net asset value, end of period                $ 10.84              12.53
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   (9.29)%            31.89
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                    2.10%              2.19
-------------------------------------------------------------------------------
Net investment loss                             (1.27)%            (1.05)
-------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         2.76%                --
-------------------------------------------------------------------------------
Net investment loss                             (1.93)%               --
-------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                               YEAR         DECEMBER 31, 1996
                                               ENDED                TO
                                           SEPTEMBER 30,      SEPTEMBER 30,
                                               1998                1997
-------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                    $37,332             11,609
-------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              190%               364
-------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the Fund during the year ended September 30, 1998. The Other Ratios to Average Net Assets are computed without this waiver.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    KURT R. STALZER
Chairman and Trustee              President                         Vice President
DAVID W. BELIN                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LEWIS A. BURNHAM                                                    MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           JERARD K. HARTMAN                 Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           KATHRYN L. QUIRK
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           STEVEN H. REYNOLDS
                                  Vice President
EDMOND D. VILLANI
Trustee


 ..........................................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ..........................................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KAGGF - 2 (11/98) 1059680

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)